Exhibit 10.5

Loan No. 30-0830025

ASSUMPTION AGREEMENT

This Assumption Agreement (“Agreement”) is dated as of November 3, 2014, by U.S. BANK NATIONAL ASSOCIATION, as Trustee for the registered holders of WFRBS Commercial Mortgage Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16 (“Lender”), FLAGSHIP PROPERTIES III, LLC, a Delaware limited liability company (“Borrower”), and SST II 5012 NEW BERN AVE, LLC, a Delaware limited liability company (the “New Bern Buyer”), SST II 150 AIRPORT BLVD, LLC, a Delaware limited liability company (the “Airport Buyer”), SST II 338 JESSE ST, LLC, a Delaware limited liability company (the “Jesse Street Buyer”), SST II 120 CENTREWEST CT, LLC, a Delaware limited liability company (the “Centrewest Buyer”) , and SST II 4630 DICK POND RD, LLC, a Delaware limited liability company (“Dick Pond Buyer” and, together with the New Bern Buyer, the Airport Buyer, the Jesse Street Buyer and the Centrewest Buyer, sometimes herein individually and collectively referred to and jointly and severally obligated as, “Buyer”).

R E C I T A L S :

A.	Lender’s predecessor in interest made a loan to Borrower in the original principal amount of TWELVE MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($12,800,000.00) (“Loan”), under the terms and provisions set forth in the following loan documents, all of which are dated as of August 30, 2013, unless otherwise noted:

1.	Loan Agreement between Borrower and Lender’s predecessor in interest (the “Loan Agreement”);

2.	Promissory Note (“Note”) in the original principal amount of the Loan, made by Borrower and payable to Lender’s predecessor in interest;

3.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as assigned, as set forth below, “New Bern Security Instrument”) executed by Borrower, as trustor, for the benefit of Lender’s predecessor in interest, as beneficiary, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, in Book No. 015430, Page 01466, in the Official Records of Wake County, North Carolina (the “Wake County Official Records”), the beneficiary’s interest under which was assigned by assignment which was recorded on January 27, 2014, in Book No. 015566, Page 02046, in the Wake County Official Records. The land, improvements and other real property which are subject to the New Bern Security Instrument are hereinafter referred to as the “New Bern Property” and the equipment, machinery and other personal property which are subject to the New Bern Security Instrument are hereinafter referred to as the “New Bern Collateral”;

4.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as assigned, as set forth below, “Airport Security Instrument”) executed by Borrower, as trustor, for the benefit of Lender’s predecessor in interest, as beneficiary, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, in Book No. 015430, Page 01516, in the Wake County Official Records, the beneficiary’s interest under which was assigned by assignment which was recorded on January 27, 2014, in Book No. 015566, Page 02079, in the Wake County Official Records. The land, improvements and other real property which are subject to the Airport Security Instrument are hereinafter referred to as the “Airport Property” and the equipment, machinery and other personal property which are subject to the Airport Security Instrument are hereinafter referred to as the “Airport Collateral”;

5.	Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as assigned, as set forth below, “Jesse Street Security Instrument”) executed by Borrower, as mortgagor, for the benefit of Lender’s predecessor in interest, as mortgagee, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, as Instrument No. 2013000105965, in Book No. 5532, Page 1879, in the Official Records of Horry County, South Carolina (the “Horry County Official Records”), the beneficiary’s interest under which was assigned by assignment which was recorded on January 23, 2014, as Instrument No. 2014000007897 in Book No. 5567, Page 3277, in the Horry County Official Records. The land, improvements and other real property which are subject to the Jesse Street Security Instrument are hereinafter referred to as the “Jesse Street Property” and the equipment, machinery and other personal property which are subject to the Jesse Street Security Instrument are hereinafter referred to as the “Jesse Street Collateral”;

6.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as assigned, as set forth below, “Centrewest Security Instrument”) executed by Borrower, as trustor, for the benefit of Lender’s predecessor in interest, as beneficiary, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, in Book No. 015430, Page 01416, in the Wake County Official Records, the beneficiary’s interest under which was assigned by assignment which was recorded on January 21, 2014, in Book No. 015561, Page 01044, in the Wake County Official Records. The land, improvements and other real property which are subject to the Centrewest Security Instrument are hereinafter referred to as the “Centrewest Property” and the equipment, machinery and other personal property which are subject to the Centrewest Security Instrument are hereinafter referred to as the “Centrewest Collateral”;

7.

Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as assigned, as set forth below, “Dick Pond Security Instrument”) executed by Borrower, as mortgagor, for the benefit of Lender’s predecessor in interest, as mortgagee, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, as Instrument No. 2013000105963, in Book No. 5532, Page 1845, in the Horry County Official Records, the beneficiary’s interest under which was assigned by assignment which was recorded on January 23, 2014, as Instrument No. 2014000007906, in Book No. 5567, Page 3308, in the Horry County Official Records. The land, improvements and other real property which are subject to the Dick Pond Security Instrument are hereinafter referred to as the “Dick Pond Property,” and the equipment, machinery and other personal property which are subject to the Dick Pond Security Instrument are hereinafter referred to as the “Dick Pond Collateral”;

8.	Assignment of Leases and Rents (as assigned, as set forth below, “New Bern Assignment of Leases”) executed by Borrower, as assignor, for the benefit of Lender’s predecessor in interest, as assignee, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, in Book No. 015430, Page 01503, in the Wake County Official Records, the assignee’s interest under which was assigned by assignment which was recorded on January 27, 2014, in Book No. 015566, Page 02051, in the Wake County Official Records.

9.	Assignment of Leases and Rents (as assigned, as set forth below, “Airport Assignment of Leases”) executed by Borrower, as assignor, for the benefit of Lender’s predecessor in interest, as assignee, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, in Book No. 015430, Page 01553, in the Wake County Official Records, the assignee’s interest under which was assigned by assignment which was recorded on January 27, 2014, in Book No. 015566, Page 02084, in the Wake County Official Records.

10.	Assignment of Leases and Rents (as assigned, as set forth below, “Jesse Street Assignment of Leases”) executed by Borrower, as assignor, for the benefit of Lender’s predecessor in interest, as assignee, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, As Instrument No. 2013000105966 in Book No. 3682, Page 23, in the Horry County Official Records, the assignee’s interest under which was assigned by assignment which was recorded on January 23, 2014, as Instrument No. 2014000007898 in Book No. 3711, Page 2142, in the Horry County Official Records.

11.	Assignment of Leases and Rents (as assigned, as set forth below, “Centrewest Assignment of Leases”) executed by Borrower, as assignor, for the benefit of Lender’s predecessor in interest, as assignee, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, in Book No. 015430, Page 01453, in the Wake County Official Records, the assignee’s interest under which was assigned by assignment which was recorded on January 21, 2014, in Book No. 015561, Page 01049, in the Wake County Official Records.

12.	Assignment of Leases and Rents (as assigned, as set forth below, “Dick Pond Assignment of Leases”) executed by Borrower, as assignor, for the benefit of Lender’s predecessor in interest, as assignee, which secures the Note and other obligations of Borrower and which was recorded on September 4, 2013, as Instrument No. 2013000105964, in Book No. 3682, Page 9, in the Horry County Official Records, the assignee’s interest under which was assigned by assignment which was recorded on January 23, 2014, as Instrument No. 2014000007907, in Book No. 3711, Page 2167, in the Horry County Official Records.

13.	Guaranty of Recourse Obligations (“Guaranty”) executed by James E. Powers, an individual, and Gator Carolina Manager, LLC, a Colorado limited liability company (individually and collectively referred to and jointly and severally obligated as “Guarantor”);

14.	Environmental Indemnity Agreement with respect to the New Bern Property executed by Borrower;

15.	Environmental Indemnity Agreement with respect to the Airport Property executed by Borrower;

16.	Environmental Indemnity Agreement with respect to the Jesse Street Property executed by Borrower;

17.	Environmental Indemnity Agreement with respect to the Centrewest Property executed by Borrower;

18.	Environmental Indemnity Agreement with respect to the Dick Pond Property executed by Borrower (collectively, with each of the aforementioned Environmental Indemnity Agreements, the “Existing Environmental Indemnity”);

19.	Assignment of Management Agreement and Subordination of Management Fees dated August 30, 2013 executed by Borrower and Extra Space Management, Inc., a Utah corporation (“Existing Manager”), in favor of Lender (the “Existing Assignment of Management Agreement”);

20.	Cash Management and Security Agreement between Borrower and Lender’s predecessor in interest (the “Existing Cash Management Agreement”), to which Existing Manager executed a Joinder of Manager dated August 30, 2013;

21.	Assignment of Agreements, Permits and Contracts executed by Borrower in favor of Lender’s predecessor in interest;

22.	Further Assurance Agreement executed by Borrower in favor of Lender’s predecessor in interest;

23.	Post-closing Agreement executed by Borrower in favor of Lender’s predecessor in interest;

24.	UCC-1 Financing Statements recorded with the Wake County Official Records and the Horry County Official Records, naming Borrower as debtor and Lender’s predecessor in interest as the secured party;

25.	UCC-1 Financing Statement filed with the Delaware Secretary of State, naming Borrower as debtor and Lender’s predecessor in interest as the secured party.

The above documents and any other Loan Documents (as defined in the Loan Agreement), including, in each case, any prior amendments thereto, together with this Agreement are hereinafter collectively defined as the “Loan Documents”. Terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Documents.

The New Bern Security Instrument, the Airport Security Instrument, the Jesse Street Security Instrument, the Centrewest Security Instrument, and the Dick Pond Security Instrument are sometimes referred to herein collectively as the “Existing Security Instrument,” and the New Bern Assignment of Leases, the Airport Assignment of Leases, the Jesse Street Assignment of Leases, the Centrewest Assignment of Leases, and the Dick Pond Assignment of Leases are sometimes referred to herein collectively as the “Existing Assignments of Leases”.

The New Bern Property, Airport Property, Jesse Street Property, Centrewest Property and Dick Pond Property are sometimes hereinafter individually and collectively referred to as “Property”.

The New Bern Collateral, Airport Collateral, Jesse Street Collateral, Centrewest Collateral and the Dick Pond Collateral are sometimes hereinafter individually and collectively referred to as the “Collateral”.

B.	The principal balance of the Note and accrued and unpaid interest on the Note are as set forth on Exhibit A attached hereto.

C.	Borrower has sold and conveyed the Property and the Collateral to Buyer, or is about to sell and convey the Property and the Collateral to Buyer, and both parties desire to obtain Lender’s consent to the sale of the Property to Buyer and the assumption of the Loan by Buyer, and obtain from Lender a waiver of any right Lender may have under the Loan Documents to accelerate the Maturity Date of the Note by virtue of such conveyance. The New Bern Buyer will acquire the New Bern Property, the Airport Buyer will acquire the Airport Property, the Jesse Street Buyer will acquire the Jesse Street Property, the Centrewest Buyer will acquire the Centrewest Property, and the Dick Pond Buyer will acquire the Dick Pond Property.

D.	Subject to the terms and conditions hereof, Lender is willing to waive any right of acceleration of the Maturity Date of the Note upon assumption by Buyer of all obligations of Borrower under the Loan Documents.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, including, without limitation, the mutual covenants and promises contained herein, the parties agree as follows:

1.	Incorporation. The foregoing recitals are incorporated herein by this reference.

2.	Fees. As consideration for Lender’s execution of this Agreement and in addition to any other sums due hereunder, (i) Borrower and Buyer agree to pay Lender or Lender’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) an assumption fee as set forth on Exhibit A attached hereto, due on execution of this Agreement by Lender, and (ii) Buyer agrees to pay Lender or Lender’s servicer(s) (all as set forth in the escrow instructions to be executed in connection with the closing of this assumption) a preferred equity consent fee as set forth on Exhibit A attached hereto, due on execution of this Agreement by Lender.

3.	Conditions Precedent. The following are conditions precedent to Lender’s obligations under this Agreement:

a.	The irrevocable commitment of First American Title Insurance Company (“Title Company”) to issue a CLTA 110.5 endorsement (or equivalent) to Title Company’s Title Policy No. 5011300-12133962E, dated September 4, 2013, and any other endorsements required by Lender, in each case in form and substance acceptable to Lender and without deletions or exceptions other than as expressly approved by Lender in writing, insuring Lender that the priority and validity of the New Bern Security Instrument, the Airport Security Instrument, and the Centrewest Security Instrument has not been and will not be impaired by this Agreement, the conveyance of the New Bern Property, the Airport Property, and the Centrewest Property, or the transaction contemplated hereby;

b.	Intentionally Deleted;

c.	The irrevocable commitment of Title Company to issue a CLTA 110.5 endorsement (or equivalent) to Title Company’s Title Policy No. 5011300-1213427E, dated September 4, 2013, and any other endorsements required by Lender, in each case in form and substance acceptable to Lender and without deletions or exceptions other than as expressly approved by Lender in writing, insuring Lender that the priority and validity of the Jesse Street Security Instrument and the Dick Pond Security Instrument has not been and will not be impaired by this Agreement, the conveyance of the Jesse Street Property and the Dick Pond Property, or the transaction contemplated hereby;

d.	Intentionally Deleted;

e.	Intentionally Deleted;

f.

Receipt and approval by Lender of: (i) the executed original of this Agreement; (ii) an executed original of an amendment to each Security Instrument, executed by the applicable Buyer, which shall be in form and substance acceptable to

Lender (each, an “Amendment to Security Instrument”); and (iii) any other documents and agreements which are required pursuant to this Agreement, in form and content acceptable to Lender;

g.	Recordation in the Official Records of the County where the applicable Property is located of the applicable Amendment to Security Instrument, together with such other documents and agreements, if any, required pursuant to this Agreement or which Lender has requested to be recorded or filed;

h.	Filing with the Delaware Secretary of State, Horry County Official Records and Wake County Official Records of a UCC-1 Financing Statement or UCC-3 Financing Statement, as applicable, which each Buyer expressly authorizes Lender to file;

i.	Execution and delivery to Lender by (i) SmartStop Self Storage, Inc., a Maryland corporation, f/k/a Strategic Storage Trust, Inc. (“SST”), and Strategic Storage Trust II, Inc., a Maryland corporation (“SST-II” and, together with SST, sometimes hereinafter individually and collectively referred to and jointly and severally obligated as “New Guarantor”) of a Guaranty of Recourse Obligations of Borrower (“New Guaranty”) in favor of Lender and in form and substance acceptable to Lender, pursuant to which New Guarantor irrevocably guarantees payment for certain matters under the Loan as more specifically set forth in the New Guaranty and (ii) each Buyer with respect to such Buyer’s Property of an Environmental Indemnity Agreement (“New Indemnity”) in favor of Lender and in form and substance acceptable to Lender, pursuant to which such Buyer shall indemnify Lender with respect to certain environmental matters as more specifically set forth in the New Indemnity, along with delivery to Lender of such resolutions or certificates of New Guarantor as Lender may require, in form and content acceptable to Lender;

j.	Delivery to Lender of such resolutions or certificates as Lender may reasonably require, in form and content reasonably acceptable to Lender, authorizing the assumption of the Loan and executed by the appropriate persons and/or entities on behalf of Buyer and New Guarantor, and a certified copy of each Buyer’s organizational documents and each New Guarantor’s organizational documents, with all amendments, modifications, supplements and restatements thereto, in form and substance reasonably acceptable to Lender and which, in the case of Buyer, satisfies the requirements set forth in Section 4.1.15 of the Loan Agreement (as amended hereby);

k.	The representations and warranties contained herein are true and correct;

l.	Receipt by Lender of a copy of Buyer’s casualty insurance policy and comprehensive liability insurance policy with respect to the Property, each in form and amount satisfactory to Lender;

m.	Receipt by Lender of a copy of the grant deeds by which title to the Property will be conveyed to Buyer, the bills of sale by which the personal property will be transferred, and the purchase and sale agreement documenting the sale of the Property to Buyer;

n.	Receipt by Lender of an executed assignment of the purchaser’s interest in the purchase and sale agreement for the Property from the purchaser named therein to Buyer;

o.	Receipt by Lender of an executed Form W-9 for each Buyer;

p.	Receipt by Lender of a copy of a new property management agreement for each Property in form and substance, and with a manager, acceptable to Lender together with an executed assignment of management agreement acceptable to Lender for each new property management agreement;

q.	Receipt by Lender of an amendment and restatement of the Existing Cash Management Agreement executed by Buyer, to which Buyer’s property manager shall execute a joinder; all of which shall be in form and substance satisfactory to Lender;

r.	Receipt by Lender of a Certificate from New Guarantor and Buyer certifying to Lender that the current financial position of New Guarantor and Buyer has not significantly deteriorated from that reflected in the most recent financial statements provided to Lender and Lender’s servicer;

s.	Receipt by Lender of a certificate from Buyer and New Guarantor certifying that the closing funds are being contributed as a capital contribution and are not secured, directly or indirectly, by an interest in Buyer or in any collateral assigned to Lender under the Loan;

t.	Receipt by Lender of opinions with respect to Buyer and New Guarantor regarding due formation, valid existence, good standing, due authorization, due execution and enforceability of this Agreement and each of the other documents, instruments and agreements executed in connection herewith; each of which shall be satisfactory to Lender;

u.	Receipt by Lender of an opinion from Lender’s counsel that the transactions contemplated by this Agreement will not result in a significant modification of the Loan within the meaning of the applicable U.S. Treasury Regulations or otherwise result in any adverse tax consequences to the Lender under the applicable “real estate mortgage investment conduit” statutes and regulations;

v.	Payment of the assumption fee and the preferred equity consent fee provided for in Section 2 above;

w.	Borrower’s reimbursement to Lender of Lender’s costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, escrow and recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Lender’s employees, agents or independent contractors;

x.	Receipt by Lender prior to closing of a South Carolina Notice of Waiver of Appraisal Rights executed by Buyer and New Guarantor in form and content acceptable to Lender;

y.	Execution and delivery to Lender by SSTI Preferred Investor, LLC, a Delaware limited liability company, of a Preferred Partner Agreement, which shall be in form and substance satisfactory to Lender (the “Preferred Partner Agreement”);

z.	Receipt by Lender of a copy of the term sheet with respect to the Preferred Equity Investment (as defined in the Preferred Partner Agreement), which shall be certified to Lender by SST-II and shall be in the form previously approved by Lender (herein, the “Preferred Units Term Sheet”); and

aa.	Copies of the fully-executed Preferred Equity Documents (as defined in the Preferred Partner Agreement), which shall be in form and content acceptable to Lender.

4.	Effective Date. The effective date of this Agreement shall be the date on which Lender confirms that all conditions precedent have been satisfied and authorizes closing of the transactions contemplated by this Agreement (the “Effective Date”).

5.	Assumption. Except with respect to the Guaranty, Existing Environmental Indemnity, the Existing Assignment of Management Agreement and the Existing Cash Management Agreement (collectively, the “Excluded Loan Documents”), effective as of the Effective Date (i) the applicable Buyer hereby assumes and agrees to pay when due all sums due or to become due or owing under the Note, the Security Instrument applicable to such Buyer’s Property and the other Loan Documents, as amended hereby, and (ii) Buyer shall hereafter faithfully perform all of Borrower’s obligations under and be bound by all of the provisions of the Loan Documents, as amended hereby, and (iii) Buyer assumes all liabilities of Borrower under the Loan Documents, as amended hereby, as if Buyer were an original signatory thereto. The execution of this Agreement by each applicable Buyer shall be deemed its execution of the Note, the Security Instrument applicable to such Buyer’s Property and the other Loan Documents, exclusive of the Excluded Loan Documents. Notwithstanding anything to the contrary contained in this Agreement, in no event shall Buyer have any liability under the Excluded Loan Documents.

6.

Full Release of Borrower and Guarantor; Release of Lender. Lender hereby fully releases (on the Effective Date) Borrower and Guarantor from liability under the Loan Documents other than this Agreement; provided, however, with respect to Section 14 of the Note and Section 11.22 of the Loan Agreement and with respect to the Guaranty and the Environmental Indemnity, the aforementioned release applies only to acts or omissions occurring on or after the Effective Date. Borrower hereby fully releases (on the Effective Date) Lender and any servicer(s) of the Loan from any liability of any kind to Borrower arising out of or in connection with the Loan or the Loan Documents other than this Agreement.

7.	Representations and Warranties.

a.	Assignment. Borrower and Buyer each for themselves hereby represents and warrants to Lender that Borrower has irrevocably and unconditionally transferred and assigned to Buyer all of Borrower’s right, title and interest in and to:

i.	The Property and the Collateral;

ii.	The Loan Documents;

iii.	All leases related to the Property or the Collateral;

iv.	Intentionally Omitted;

v.	All reciprocal easement agreements, operating agreements, and declarations of conditions, covenants and restrictions related to the Property, if any, and only to the extent that any such instrument runs with the land;

vi.	All prepaid rents and security deposits, if any, held by Borrower in connection with leases of any part of the Property or the Collateral; and

vii.	All funds, if any, deposited in impound accounts held by or for the benefit of Lender pursuant to the terms of the Loan Documents.

Borrower and Buyer each for themselves hereby further represents and warrants to Lender that no consent to the transfer of the Property and the Collateral to Buyer is required under any agreement to which Borrower or Buyer is a party, including, without limitation, under any lease, operating agreement, mortgage or security instrument (other than the Loan Documents), or if such consent is required, that the parties have obtained all such consents.

b.	No Defaults. Buyer and Borrower each for themselves hereby represents and warrants, that no default, event of default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Agreement, and all representations and warranties herein and in the other Loan Documents made by such party are true and correct in all material respects.

c.

Loan Documents. Buyer represents and warrants to Lender that Buyer has actual knowledge of all terms and conditions of the Loan Documents, and agrees that Lender has no obligation or duty to provide any information to Buyer regarding the terms and conditions of the Loan Documents. Buyer further agrees that all representations, agreements and warranties in the Loan Documents regarding Borrower, its status, authority, financial condition and business shall apply to Buyer as well as to Borrower, as though Buyer were the borrower originally named in the Loan Documents. Buyer further understands and acknowledges that, except as expressly provided in a writing executed by Lender, Lender has not waived any right of Lender or obligation of Borrower or Buyer under the Loan Documents and Lender has not agreed to any modification of any provision of any Loan Document or to any extension of the Loan.

d.	Financial Statements. Buyer represents and warrants to Lender that the financial statements of Buyer, of each member of Buyer and of each New Guarantor, if any, previously delivered by Buyer or any of such parties to Lender: (i) are materially complete and correct; (ii) present fairly the financial condition of each of such parties; and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied or other accounting standards approved by Lender. Buyer further represents and warrants to Lender that, since the date of such financial statements, there has been no material adverse change in the financial condition of any of such parties, nor have any assets or properties reflected on such financial statements been sold, transferred, assigned, mortgaged, pledged or encumbered except as previously disclosed in writing by Buyer to Lender and approved in writing by Lender.

e.	Reports. Buyer represents and warrants to Lender that all reports, documents, instruments and information delivered to Lender by Buyer in connection with Buyer’s assumption of the Loan: (i) are correct and sufficiently complete to give Lender accurate knowledge of their subject matter; and (ii) do not contain any misrepresentation of a material fact or omission of a material fact which omission makes the provided information misleading.

f.	Principal Place of Business. Buyer represents and warrants that its state of formation or organization is Delaware. Buyer shall not change its name or State of formation or organization without providing thirty (30) days prior written notice to Lender.

8.	Waiver of Acceleration and Consent to Sale. Lender hereby agrees that it shall not exercise its right to cause all sums secured by the applicable Security Instrument to become immediately due and payable because of the conveyance of the Property and the Collateral from Borrower to Buyer; provided, however, Lender reserves its right under the terms of the applicable Security Instrument or any other Loan Document to accelerate all principal and interest in the event of any subsequent sale, transfer, encumbrance or other conveyance of the applicable Property encumbered by such Security Instrument, the Collateral or any interest in Buyer, except as permitted by the Loan Documents. Furthermore, Lender hereby consents to the sale of the Property to Buyer and the assumption of the Loan by Buyer, upon the terms and conditions set forth herein.

9.	Hazardous Materials. Without in any way limiting any other provision of this Agreement, Buyer and Borrower each for themselves expressly reaffirm as of the date hereof, and Buyer reaffirms continuing hereafter: (a) each and every representation and warranty in the Loan Documents respecting “Hazardous Materials”; and (b) each and every covenant and indemnity in the Loan Documents respecting “Hazardous Materials.”

10.	Multiple Parties. If more than one person or entity has signed this Agreement as Buyer or Borrower, then all references in this Agreement to Buyer or Borrower shall mean each and all of the persons so signing, as applicable. The liability of each Buyer entity shall be joint and several with each other Buyer entity.

11.	Confirmation of Security Interest. Nothing contained herein shall affect or be construed to affect any lien, charge or encumbrance created by any Loan Document or the priority of that lien, charge or encumbrance. All assignments and transfers by Borrower to Buyer are subject to any security interest(s) held by Lender. Nothing herein shall be construed to constitute a novation of the Loan or of any of the Loan Documents and any attempt to construe this Agreement as a novation is contrary to the express intent of the parties.

12.	Notices. All notices to be given to Buyer pursuant to the Loan Documents shall be addressed as follows:

SST II 5012 New Bern AVE, LLC

SST II 150 Airport BLVD, LLC

SST II 338 Jesse ST, LLC

SST II 120 Centrewest CT, LLC

SST II 4630 Dick Pond RD, LLC

111 Corporate Drive, Suite 120

Ladera Ranch, California 92694

Attention: H. Michael Schwartz

Facsimile: (949) 429-6606

13.	Integration; Interpretation. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by Lender and Buyer. Any reference in any of the Loan Documents to the Property or the Collateral shall include all or any parts of the Property or the Collateral.

14.	Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties but subject to all prohibitions of transfers contained in any Loan Document.

15.	Attorneys’ Fees; Enforcement.

a.	If any attorney is engaged by Lender to enforce, construe or defend Buyer’s breach of any provision of this Agreement, or as a consequence of any default by Buyer under or breach of this Agreement, with or without the filing of any legal action or proceeding, Buyer shall pay to Lender, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

b.	If any attorney is engaged by Lender to enforce, construe or defend Borrower’s breach of any provision of this Agreement, or as a consequence of any default by Borrower under or breach of this Agreement, with or without the filing of any legal action or proceeding, Borrower shall pay to Lender, upon demand, the amount of all attorneys’ fees and costs reasonably incurred by Lender in connection therewith, together with interest thereon from the date of such demand at the rate of interest applicable to the principal balance of the Note as specified therein.

16.	One-Time Right of Transfer of Property. The parties acknowledge that Section 8.6 of each Security Instrument provides that Lender shall, one (1) time only, consent to the voluntary sale or exchange of all of the Property, all subject, however, to the terms and conditions set forth therein. The parties agree that this Agreement and the actions to be taken as contemplated herein shall constitute such one consent and that hereafter, Lender shall not be required to consent to any further such sale or exchange.

17.	Impounds. Buyer acknowledges and agrees that any right that Lender has pursuant to the Loan Documents to adjust impounds shall continue in force and effect from and after the Effective Date, as therein provided.

18.	Miscellaneous. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had not been a part thereof.

19.	Loan Document Modifications.

a.	The following defined terms in Article 1 of the Loan Agreement are amended and restated as follows:

“Borrower” means, individually and collectively, SST II 5012 NEW BERN AVE, LLC, a Delaware limited liability company (the “New Bern Buyer”), SST II 150 AIRPORT BLVD, LLC, a Delaware limited liability company (the “Airport Buyer”), SST II 338 JESSE ST, LLC, a Delaware limited liability company (the “Jesse Street Buyer”), SST II 120 CENTREWEST CT, LLC, a Delaware limited liability company (the “Centrewest Buyer”) , and SST II 4630 DICK POND RD, LLC, a Delaware limited liability company (“Dick Pond Buyer”).

“Environmental Indemnity Agreement” means, individually and collectively, those certain five (5) Environmental Indemnity Agreements, each dated as of November 3, 2014, executed by a Borrower with respect to its Property in favor of Lender.

“Guarantor” shall mean, individually and collectively, jointly and severally, SmartStop Self Storage, Inc., a Maryland corporation, f/k/a Strategic Storage Trust, Inc., and Strategic Storage Trust II, Inc., a Maryland corporation, or any other person or Persons that now or hereafter guarantees any of Borrower’s obligations under any Loan Document.

“Guaranty” shall mean that certain Guaranty of Recourse Obligations dated as of November 3, 2014 from Guarantor for the benefit of Lender.

“Manager” shall mean Strategic Storage Property Management II, LLC, or any other manager approved by Lender and, if and to the extent applicable, the Rating Agencies in accordance with the terms and conditions of the Loan Documents.

b.	Section 4.1.15 of the Loan Agreement is deleted in its entirety and replaced with the text set forth on Schedule I attached hereto.

c.	With respect to Section 5.1(a) of the Loan Agreement, the deductible amounts for flood insurance and wind storm insurance shall be as follows:

Flood:	Not to exceed $100,000; provided, however, if any portion of the improvements at any time in the future becomes part of a federally designated special flood hazard area, the deductible shall be decreased to the maximum amount permitted under FEMA requirements.

Wind storm:	For each Property located in North Carolina, the deductible shall not exceed $25,000

For each Property located in South Carolina, the deductible shall be 5% (minimum $250,000)

Notwithstanding any provision to the contrary contained in any of the documents securing or evidencing the Note, the Mortgagor shall not be required to obtain casualty insurance on the Property located in South Carolina in excess of the replacement cost of the buildings or appurtenances on such Property in violation of § 29-3-70 of the South Carolina Code.

d.	The parties acknowledge and agree that the references to “this Security Instrument” in Section 8.2 of the Loan Agreement are intended to be “the applicable Security Instrument”.

e.	All references to “Registered Agent for Service of Process” in the Loan Documents shall be deemed to be references to:

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

f.	Without limiting the generality of any provision of this Agreement or any Loan Document, each Buyer expressly affirms the provisions of Section 11.30 of the Loan Agreement.

g.	Section 4.1.7(a)(iii) of the Loan Agreement is hereby modified to provide that the annual operating statement of each Property referenced therein shall be provided by Buyer to Lender within ninety (90) days after the close of each fiscal year of Buyer.

h.	Section 4.1.7(a)(iv) of the Loan Agreement is hereby modified to provide that each of the annual balance sheet and profit and loss statement referenced therein shall be provided by Buyer to Lender within ninety (90) days after the close of each fiscal year of Buyer.

i.	The last paragraph of Section 4.1.7(a) of the Loan Agreement is hereby modified to provide that any such financial statement requested by Lender thereunder, shall be provided to Lender no later than ninety (90) days after the end of the fiscal year of such Guarantor or Indemnitor, as applicable.

20.	Special Use Permit.

a.	With respect to the 150 Special Use Permit, the parties acknowledge and agree that (a) pursuant to a letter dated December 4, 2013 from the Town of Cary, North Carolina, the date by which the Borrower must complete the work described in such letter, in the 150 Special Use Permit and in Section 8.1 of the Loan Agreement has been extended to December 31, 2014, and (b) Lender and Borrower previously extended the date “December 31, 2013” in Section 8.1 of the Loan Agreement to December 31, 2014.

b.	Without limiting the generality of the foregoing or any provision of the Loan Documents, Borrower represents and warrants to Lender that the 150 Special Use Permit is in full force and effect.

c.	As a further condition precedent to the willingness of Lender to enter into this Agreement, contemporaneously with Buyer’s acquisition of the Property,

Borrower and Buyer shall enter into an escrow agreement, in form heretofore approved by Lender, pursuant to which Borrower shall deposit into escrow with Republic Title of Texas, Inc., the sum of Sixty-One Thousand Two Hundred and no/100 Dollars ($61,200.00) with respect to the performance of the work described in Section 20(a) above.

21.	Intentionally Omitted.

22.	Deferred Maintenance.

a.	Within one hundred twenty (120) days after the Effective Date, Buyer shall correct each of the items of deferred maintenance set forth on Schedule II attached to this Agreement.

b.	Such deferred maintenance shall be corrected at Buyer’s sole cost and expense, in a good and workmanlike manner, and in accordance with applicable law.

c.	Within one hundred twenty (120) days after the Effective Date, Buyer shall deliver to Lender evidence satisfactory to Lender that such deferred maintenance items have been corrected.

23.	Suretyship Waivers.

a.	To the extent that any Buyer is held or deemed to be a guarantor or surety with respect to the obligations of any other Buyer under the Loan Documents(herein, an “Other Buyer”), such Buyer agrees that:

i.	Any indebtedness of each Other Buyer to any such Buyer now or hereafter existing (including, but not limited to, any rights to subrogation any such Buyer may have as a result of any payment by such Buyer under any Loan Document), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Debt. Until payment in full of the Debt (and including interest accruing on the Note after the commencement of a proceeding by or against each Other Buyer under the Bankruptcy Code, which interest the parties agree shall remain a claim that is prior and superior to any claim of such Buyer notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), such Buyer agrees not to accept any payment or satisfaction of any kind of indebtedness of any Other Buyer to such Buyer and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan of reorganization.

ii.	All moneys available to Lender for application in payment or reduction of the Debt may be applied by Lender in such manner and in such amounts and at such time or times and in such order and priority as Lender may see fit to the payment or reduction of such portion of the Debt as Lender may elect.

iii.	The validity of any Loan Document and the obligations of such Buyer hereunder shall in no way be terminated, affected or impaired (A) by reason of the assertion by Lender of any rights or remedies which it may have under or with respect to the Note, any Security Instrument, or the other Loan Documents, against any Other Buyer or against the owner of any Property, or (B) by reason of any failure to file or record any of such instruments or to take or perfect any security intended to be provided thereby, or (C) by reason of the release or exchange of any property covered by any Security Instrument or other collateral for the Loan, or (D) by reason of Lender’s failure to exercise, or delay in exercising, any such right or remedy or any right or remedy Lender may have hereunder or in respect to any Loan Document, or (E) by reason of the commencement of a case under the Bankruptcy Code by or against any person obligated under the Note, any Security Instrument or the other Loan Documents, or (F) by reason of any payment made on the Debt or any other indebtedness arising under the Note, any Security Instrument or the other Loan Documents, whether made by each Other Buyer or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Debt, nor shall it have the effect of reducing the liability of such Buyer hereunder. It is further understood, that if any Other Buyer shall have taken advantage of, or be subject to the protection of, any provision in the Bankruptcy Code, the effect of which is to prevent or delay Lender from taking any remedial action against any Other Buyer, including the exercise of any option Lender has to declare the Debt due and payable on the happening of any default or event by which under the terms of the Note, any Security Instrument or the other Loan Documents, the Debt shall become due and payable, Lender may, as against such Buyer, nevertheless, declare the Debt due and payable and enforce any or all of its rights and remedies against such Buyer provided for herein.

iv.	To the fullest extent permitted by law, and in addition to, and not in limitation of, any other waivers set forth herein, such Buyer hereby intentionally, irrevocably, unconditionally and freely waives, relinquishes and agrees not to assert or take advantage of any defense, or make any claim or counterclaim, based upon:

(i)	The incapacity, lack of authority, death or disability of any Other Buyer or any or other person;

(ii)	Lack of notice of default, demand of performance or notice of acceleration to each Other Buyer or any other party with respect to the Loan or the obligations guaranteed under any Loan Document unless such notice of default or acceleration is expressly required pursuant to the Loan Documents;

(iii)	The consideration for any Loan Document;

(iv)	The application by any Other Buyer of the proceeds of the Loan for purposes other than the purposes represented by such Other Borrower to Lender or intended or understood by Lender or such Buyer;

(v)	Lender’s election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any successor statute;

(vi)	Any borrowing or any grant of security interest under Section 364 of the Bankruptcy Code;

(vii)	An election of remedies by Lender, even though that election of remedies, such as a non-judicial foreclosure (or Uniform Commercial Code sale) with respect to security (whether such security is real property or personal property), for a guaranteed obligation, has or may have destroyed such Buyer’s rights of subrogation and reimbursement against any other person including, without limitation, any Other Buyer;

(viii)	Any right to a fair value hearing with respect to any Property under applicable law or otherwise to determine the size of any deficiency under the Loan following a foreclosure sale with respect to such Property;

(ix)	All rights and defenses that such Buyer may have because each Other Buyer’s debt is secured by real property. This means, among other things:

(1)	Lender may collect from such Buyer without first foreclosing on any real or personal property collateral pledged by any Other Buyer;

(2)	If Lender forecloses on any real property collateral pledged by each Other Buyer:

(x)	The amount of the Debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price;

(y)	Lender may collect from such Buyer even if Lender, by foreclosing on the real property collateral, has destroyed any right such Buyer may have to collect from each Other Buyer; and

(z)	This is an unconditional and irrevocable waiver of any rights, claims and defenses such Buyer may have because each Other Buyer’s debt is secured by real property.

(x) Any defense based upon any statute or rule of law which provides that the obligation of surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

(xi) Any duty on the part of Lender to disclose to such Buyer any facts Lender may now or hereafter know about any Other Buyer, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which such Buyer intends to assume or has reason to believe that such facts are unknown to such Buyer, or has a reasonable opportunity to communicate such facts to such Buyer, since such Buyer acknowledges that such Buyer is fully responsible for being and keeping informed of the financial condition of each Other Buyer and of all circumstances bearing on the risk on nonperformance of any obligations hereby guaranteed.

b.	Such Buyer further covenants that the Loan Documents shall remain and continue in full force and effect as to any modification, extension or renewal of the Note, the Loan Agreement, any Security Instrument, or any of the other Loan Documents, that Lender shall not be under a duty to protect, secure or insure any security or lien provided by any Security Instrument or other such collateral, and that other indulgences or forbearance may be granted under any or all of such documents, all of which may be made, done or suffered without notice to, or further consent of, such Buyer.

c.	The obligations and liabilities of such Buyer under the Loan Documents shall, to the extent provided therein, survive notwithstanding any termination, satisfaction, assignment, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of any Security Instrument.

d.	Each Buyer expressly waives: (i) any right to be discharged or released in whole or in part by reason of any sale or assignment by each Other Buyer of any collateral, or any portion thereof, whether or not consented to by Lender and whether or not Lender has any dealings with the transferee; and (ii) if and only to the extent applicable, any rights of such Buyer pursuant to Chapter 26 of the North Carolina General Statutes including North Carolina General Statute §26-7 or any similar or subsequent law.

24.	Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered will be deemed an original and all of which taken together will be deemed to be one and the same instrument.

25.	Rental Prepayments. Lender agrees that Buyer shall be entitled to collect prepayments of rental with respect to each Property in an amount not to exceed five percent (5%) of annual gross rentals of such Property.

26.	Governing Law. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND DELIVERED TO LENDER BY BORROWER AND BUYER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT TO EACH SECURITY INSTRUMENT AND OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, IN WHICH THE RELATED PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, COMMONWEALTH OR DISTRICT, AS APPLICABLE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF BORROWER AND BUYER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT, THE LOAN AGREEMENT AND THE NOTE, AND THIS AGREEMENT, THE LOAN AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER OR BUYER ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK

GENERAL OBLIGATIONS LAW AND BORROWER AND BUYER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND BUYER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING AND APPELLATE COURTS FROM ANY THEREOF.

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IN WITNESS WHEREOF, Borrower, Buyer and Lender have caused this Agreement to be duly executed as of the date first above written.

“LENDER”

U.S. BANK NATIONAL ASSOCIATION, as Trustee for those certain WFRBS Commercial Mortgage Trust 2013-C16, Commercial Mortgage Pass-Through Certificates, Series 2013-C16

By:	Wells Fargo Bank, National Association, as Master Servicer under the Pooling and Servicing Agreement dated as of September 1, 2013

By:	/s/ Larry C. Cowling
Name: Larry C. Cowling
Title: Assistant Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

“BORROWER”

FLAGSHIP PROPERTIES III, LLC, a Delaware limited liability company

By:	Gator Carolina Manager, LLC,
a Colorado limited liability company

By:	/s/ James E. Powers
Name: James E. Powers
Title: Manager and Member

[SIGNATURES CONTINUED ON NEXT PAGE]

The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. IF AND ONLY TO THE EXTENT APPLICABLE, BUYER HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

“BUYER”

SST II 5012 New Bern AVE, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: President

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The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. IF AND ONLY TO THE EXTENT APPLICABLE, BUYER HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

SST II 150 Airport BLVD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: President

[Signatures Continue on Next Page]

The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. IF AND ONLY TO THE EXTENT APPLICABLE, BUYER HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

SST II 338 Jesse ST, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: President

[Signatures Continue on Next Page]

The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. IF AND ONLY TO THE EXTENT APPLICABLE, BUYER HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

SST II 120 Centrewest CT, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: President

[Signatures Continue on Next Page]

The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the Property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. IF AND ONLY TO THE EXTENT APPLICABLE, BUYER HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE PROPERTY.

SST II 4630 Dick Pond RD, LLC, a Delaware limited liability company

By:	Strategic Storage Trust II, Inc.,
a Maryland corporation, its Manager

By:	/s/ H. Michael Schwartz
Name: H. Michael Schwartz
Title: President

EXHIBIT A

A.	As of October 29, 2014:

1.	The principal balance outstanding under the Note was $12,630,906.47;

2.	Accrued interest on the Note has been paid through September 30, 2014; and

3.	Accrued but unpaid interest on the Note was $57,840.58.

4.	Lender is holding the following impounds:

Taxes:	$132,889.85
Insurance:	$54,618.12
Replacement Reserves:	$91,850.44
Completion Repairs:	$8,125.00
Upfront Reserve – Jesse St.:	$60,076.28
Upfront Reserve – Dick Pond:	$40,050.42

B.	An assumption fee of $31,577.27 is due on execution of the Assumption Agreement by Lender.

C.	A preferred equity fee of $31,577.27 is due on execution of the Assumption Agreement by Lender.

EXHIBIT A